SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) October 17, 1995



                          IPC INFORMATION SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                   24296                    58-1636502
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
of Incorporation)                   File Number)             Identification No.)


 Wall Street Plaza
 88 Pine Street
 NEW YORK, NY                                                10005
 (Address of Principal                                       (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (212) 825-9060







                                Page 1 of 5 pages
                         Exhibit Index Located at Page 5

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Item 5.  Other Events.

     The Company has entered into an employment agreement with Steven T. Clontz, dated as of October 17, 1995, attached hereto as Exhibit 10.14 and made a part hereof, setting forth the terms of his service to the Company as its President and Chief Executive Officer. In connection therewith, each of Richard P. Kleinknecht, Peter J. Kleinknecht and Jeffrey M. Gill have entered into amendments to their respective employment agreements with the Company. Pursuant to such amendments, Richard P. and Peter J. Kneinknecht, formerly the Chief Executive Officer and President, respectively, have resigned such portions and consented to the appointment of Mr. Clontz as President and Chief Executive Officer. Richard P. Kleinknecht shall continue to serve as Chairman of the Company, Peter J. Kleinknecht shall continue to serve as Vice Chairman of the Company and Mr. Gill shall report to Mr. Clontz. The amendments to the employment agreement of Richard P. Kleinknecht, Peter J. Kleinknecht and Mr. Gill are attached hereto as Exhibits 10.2, 10.3 and 10.4, respectively, and made a part hereof.

     In connection with the by-laws of the Company have been amended to provide for, among other things, a single Chief Executive Officer and President to have general and active management of the Company and to carry out the resolutions of the Board of Directors.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      The following exhibits are filed with this report:


                  EXHIBIT NO.               DESCRIPTION

                  3.2                       Amended By-Laws of the Company

                  10.2.1 Letter Agreement, dated as of October 17, 1995, by and between the Company and Richard P. Kleinknecht amending the Employment Agreement, dated May 9, 1994 by and between the Company and Richard P. Kleinknecht.

                                Page 2 of 5 pages

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                    10.3.1                  Letter  Agreement,  dated as of
                                            October 17, 1995, by and between the
                                            Company and Peter J. Kleinknecht
                                            amending the Employment Agreement,
                                            dated May 9, 1994, by and between
                                            the Company and Peter J.
                                            Kleinknecht.

                  10.4.1 Letter Agreement, dated as of October 17, 1995, by and between the Company and Jeffrey M. Gill amending the Employment Agreement, dated August 29, 1994, by and between the Company and Jeffrey M. Gill.

                  10.14 Employment Agreement, dated as of October 17, 1995, by and between the Company and Stephen T. Clontz.

                  99                        Press Release


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   IPC Information Systems, Inc.


                                   By:   /S/ DANIEL UTEVSKY
                                         Daniel Utevsky
                                         Secretary


Dated:  November 29, 1995


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                                    EXHIBITS


EXHIBIT NO.                DESCRIPTION                                     PAGE

3.2                        Amended By-Laws of the Company

10.2.1 Letter Agreement, dated as of October 17, 1995, by and between the Company and Richard P. Kleinknecht amending the Employment Agreement, dated May 9, 1994 by and between the Company and Richard P. Kleinknecht.

10.3.1 Letter Agreement, dated as of October 17, 1995, by and between the Company and Peter J. Kleinknecht amending the Employment Agreement, dated May 9, 1994, by and between the Company and Peter J. Kleinknecht.

10.4.1 Letter Agreement, dated as of October 17, 1995, by and between the Company and Jeffrey M.
                           Gill amending the Employment Agreement, dated August 29, 1994, by and between the Company and Jeffrey M. Gill.

10.14 Employment Agreement, dated as of October 17, 1995, by and between the Company and Stephen T. Clontz.

99                         Press Release



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